UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2024

RACKSPACE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Fanatical Place
City of Windcrest
San Antonio, Texas 78218
(Address of principal executive offices, including zip code)

1-800-961-4454
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On January 9, 2024, Mr. Naushaza "Bobby" Molu informed the Company of his intention to resign as Executive Vice President and Chief Financial Officer of Rackspace Technology, Inc. (the "Company"). The Company accepted his resignation effective January 12, 2024 and Mr. Molu has agreed to remain with the Company in an advisory capacity through February 23, 2024. Mr. Molu's resignation is not the result of any dispute or disagreement with the Company or the Board on any matter relating to the operations, policies or practices of the Company.

The Company currently expects to enter into a separation agreement with Mr. Molu, the terms of which are being negotiated, including the amount of his bonus for the fiscal year ended December 31, 2023. The separation agreement is also expected to include customary releases and restrictive covenants.

Appointment of New Chief Financial Officer

Effective January 12, 2024, the Company appointed Mr. Mark Marino as Chief Financial Officer. Mr. Marino will immediately assume the duties of the Company's principal financial officer and will continue his responsibilities as the Company's principal accounting officer. He will report directly to Amar Maletira, the Company's Chief Executive Officer.

Mr. Marino, age 47, joined Rackspace Technology as Vice President, Americas Chief Financial Officer in 2020 and was promoted to Chief Accounting Officer in late 2021. Prior to joining the Company, Mr. Marino served as Vice President of Finance for Acelity, a leading global medical technology company acquired by 3M, from 2015 to 2020. Prior to Acelity, Mr. Marino was Vice President, Finance at iHeartMedia and head of Corporate FP&A at SunEdison. He began his career at General Electric as a graduate of the Financial Management Program (FMP) and spent nearly 10 years there in a variety of key financial leadership roles across manufacturing, supply chain, business development, FP&A and as Segment CFO for GE Aviation. Mr. Marino holds a BA from DePauw University and an MBA from Baylor University.

In connection with his appointment as Chief Financial Officer, Mr. Marino and the Company entered into an amended and restated employment agreement (the "Employment Agreement"). Pursuant to the terms of the Employment Agreement, Mr. Marino will receive (i) an annual base salary of $530,000, (ii) a signing bonus in the amount of $200,000, and (iii) retention equity grants in the form of restricted stock units ("RSUs") and performance stock units ("PSUs") valued at $3,000,000 and $1,000,000, respectively. The number of shares subject to the RSUs and PSUs shall be determined by dividing each value by a 30-trading day volume-weighted average market closing price. The equity awards are expected to vest over three years, subject to Mr. Marino's continued employment and the additional terms and conditions in the applicable award agreements and the 2020 Rackspace Technology, Inc. Equity Incentive Plan. Mr. Marino will be eligible for annual equity awards beginning in 2025. Mr. Marino will also be eligible to participate in the Company's annual cash bonus plan with a target annual bonus amount equal to 85% of his annual base salary.

If the Company terminates Mr. Marino without Cause and not by reason of death or disability or if Mr. Marino terminates for Good Reason (each as defined in the Employment Agreement) and provided that he signs a separation agreement and release of claims, he will receive (i) continuation of current base salary for 12 months, (ii) 12-months of his target bonus, (iii) a pro-rata portion of his target bonus for the fiscal year in which his termination occurs, paid at the same time bonuses are paid to similarly situated employees, and (iv) a lump sum cash payment equal to twelve months of continued company health care coverage.

The foregoing description of Mr. Marino's employment agreement does not purport to be complete and is qualified in its entirety by reference to the employment agreement itself which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Mr. Marino is also party to an indemnification agreement with the Company, the form of which was previously filed as Exhibit 10.32 to the Company's Amendment No. 2 to Registration Statement on Form S-1/A filed with the SEC on July 27, 2020.

There are no arrangements or understandings between Mr. Marino and any other persons pursuant to which he was selected as an officer of the Company. There are no family relationships between Mr. Marino and any other director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.    Regulation FD Disclosure.

On January 12, 2022, the Company issued a press release announcing the foregoing CFO transition and reaffirmed the fourth quarter 2023 financial guidance provided by the Company in a previous press release dated November 7, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing and regardless of any general incorporation language in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Amended and Restated Employment Agreement between Rackspace US, Inc. and Mark Marino, effective January 12, 2024
99.1	Press Release dated January 12, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

Date:	January 12, 2024	By:	/s/ Amar Maletira
Amar Maletira
Chief Executive Officer